PROSPECTUS SUPPLEMENT                                           204279 5/03
dated June 1, 2003 to:

Putnam Tax-Free High Yield Fund
Prospectus dated November 30, 2002

The Trustees have voted to increase, effective June 1, 2003, the 12b-1 fees payable to Putnam Retail Management for the class B shares of Putnam Tax-Free High Yield Fund (the "Fund") from the annual rate of 0.70% to 0.85% of the fund's average net assets. As a result, the sections entitled "Fees and Expenses - Annual fund operating expenses", "Fees and Expenses - Example" and "How do I buy fund shares
- Distribution (12b-1) plans" are replaced with the following:

FEES AND EXPENSES

Annual fund operating expenses
(expenses that are deducted from fund assets)

                                                            Total Annual Fund
              Management       Distribution        Other       Operating
                Fees           (12b-1) Fees       Expenses      Expenses
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Class A         0.57%            0.20%             0.13%          0.90%
Class B         0.57%            0.85%*            0.13%          1.55%
Class C         0.57%            1.00%             0.13%          1.70%
Class M         0.57%            0.50%             0.13%          1.20%
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* Class B 12b-1 fees have been restated to reflect the increase in such fees from 0.70% to 0.85% effective June 1, 2003.

Example

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then, except as shown for class B and class C shares, redeem all your shares at the end of those periods. It also assumes a 5% return on your investment each year and that the fund's operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

                               1         3          5         10
                              year     years      years      years
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Class A                       $556      $727       $914     $1,452
Class B                       $657      $789     $1,043     $1,667*
Class B (no redemption)       $157      $489       $843     $1,667*
Class C                       $266      $514       $887     $1,933
Class C (no redemption)       $166      $514       $887     $1,933
Class M                       $436      $672       $927     $1,655
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* Reflects the conversion of class B shares to class A shares, which pay lower 12b-1 fees. Conversion occurs no more than eight years after purchase.

HOW DO I BUY FUND SHARES?

Distribution (12b-1) plans. The fund has adopted distribution plans to pay for the marketing of fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 0.35% on class A shares and 1.00% on class B, class C and class M shares. The Trustees currently limit payments on class A, class B and class M shares to 0.20%, 0.85% and 0.50% of average net assets, respectively. Because these fees are paid out of the fund's assets on an ongoing basis, they will increase the cost of your investment. The higher fees for class B, class C and class M shares may cost you more than paying the initial sales charge for class A shares. Because class C and class M shares, unlike class B shares, do not convert to class A shares, class C and class M shares may cost you more over time than class B shares.